CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (date of earliest event reported): June 28, 2017 (June 26, 2017)

GEX MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Texas	333-213470	56-2428818
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12001 N. Central Expy., Suite 825 Dallas, Texas 75243

(Address of principal executive offices (zip code)

(877) 210-4396

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.. [ ]

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

GEX Management, Inc., a Texas corporation (“GEX” or the “Company”) entered into an Employee Agreement with the Company’s Chief Executive Officer, Carl Dorvil (“Dorvil Employment Agreement”) on June 26, 2017, which will go into effect on July 1, 2017. The term of the Dorvil Employment Agreement is for two years unless mutually agreed by GEX and Mr. Dorvil to amend or replace the Carter Employment Agreement. Mr. Dorvil will continue to serve as the Company’s Chief Executive Officer and shall receive a base salary of $150,000 per year. Mr. Dorvil will be entitled to additional benefits that are currently available as described in the Company's employment booklets and manuals or as required by law. If Mr. Dorvil breaches any term of the Dorvil Employment Agreement or where there is just cause for termination, the Company, upon a decision by the Board of Directors, may terminate Mr. Dorvil’s employment without notice, as permitted by the law.

The preceding description of the Dorvil Employment Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Dorvil Employment Agreement, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company entered into an Employee Agreement with the Company’s Chief Financial Officer, Clayton Carter (“Carter Employment Agreement”) on June 26, 2017, which will go into effect on July 1, 2017. The term of the Carter Employment Agreement is for two years unless mutually agreed by GEX and Mr. Carter to amend or replace the Carter Employment Agreement. Mr. Carter will continue to serve as the Company’s Chief Financial Officer and shall receive a base salary of $100,000 per year. Mr. Carter will be entitled to additional benefits that are currently available as described in the Company's employment booklets and manuals or as required by law. If Mr. Carter breaches any term of the Carter Employment Agreement or where there is just cause for termination, the Company, upon a decision by the Board of Directors, may terminate Mr. Carter’s employment without notice, as permitted by the law.

The preceding descriptions of the Carter Employment Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Carter Employment Agreement, a copy of which is being filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company entered into an Employee Agreement with the Company’s Chief Operating Officer, Chelsea Christopherson (“Christopherson Employment Agreement”) on June 26, 2017, which will go into effect on July 1, 2017. The term of the Christopherson Employment Agreement is for two years unless mutually agreed by GEX and Mrs. Christopherson to amend or replace the Christopherson Employment Agreement. Mrs. Christopherson will continue to serve as the Company’s Chief Operating Officer and shall receive a base salary of $100,000 per year. Mrs. Christopherson will be entitled to additional benefits that are currently available as described in the Company's employment booklets and manuals or as required by law. If Mrs. Christopherson breaches any term of the Christopherson Employment Agreement or where there is just cause for termination, the Company, upon a decision by the Board of Directors, may terminate Mrs. Christopherson’s employment without notice, as permitted by the law.

The preceding description of the Christopherson Employment Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Christopherson Employment Agreement, a copy of which is being filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Employment Agreement with Carl Dorvil Dated June 26, 2017

10.2	Employment Agreement with Clayton Carter Dated June 26, 2017

10.3	Employment Agreement with Chelsea Christopherson Dated June 26, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GEX MANAGEMENT, INC.

By:   /s/  Clayton Carter

Clayton Carter

Chief Financial Officer

Dated:  June 28, 2017

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